UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 September 9, 2016

FELLAZO CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-208237	30-0840869
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Wisma Huazong, Lot 15285, 0.7km Lebuhraya Sungai Besi, 43300 Seri Kembangan, Selangor, Malaysia.

 (Address of principal executive offices)

+603-8955 9855

(Registrant's telephone number, including area code)

Str. Malina-Mica, nr 68/11-419,

 Chisinau, Republic of Moldova, 2025

___ ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On September 9, 2016, as a result of a private transaction, the control block of voting stock of Fellazo Corp. (the “Company”), represented by 3,000,000 shares of common stock (the “Shares”), has been transferred from Galina Hripenco to Wong Kong-Yew, and a change of control of the Company occurred. The consideration paid for the Shares, which represent 61.41% of the issued and outstanding share capital of the Company on a fully-diluted basis, was $240,000. The source of the cash consideration for the Shares was personal funds of Wong Kong-Yew. In connection with the transaction, Galina Hripenco released the Company from all debts owed.

There are no arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Company or other matters. The information set forth in Item 5.02 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the change of control of the Company, which occurred on September 9, 2016, the existing director and officer resigned immediately. Accordingly, Galina Hripenco, serving as the sole director and as the only officer, ceased to be the Company’s President and Principal Accounting Officer. At the effective date of the transfer, Wong Kong-Yew consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company, Yap Kit Chuan consented to act as the new Director of the Company, and Huang Minxi consented to act as the new Director of the Company.

Professor Dr. WONG, Kong-Yew (42) is a practising Economist in industrial organization and capital market. He has been advisor to the Ministry of Tourism, Prime Minister Office, ASEAN, and UNWTO. In the year 2012, he founded Oriental Mace Group (OM), with primary business in portfolio investment. To date, OM Group has a profile of constructing the very 1st Halal Vaccine Plant working with world top investment group the Al Jomaih Group of the Middle East, championing a national initiative the Work Based Learning model – Malaysian Hospitality College, and leading the largest mobile APP provider business in Malaysia. Prof. Wong, representing OM Group, is majority share holder of Versatile Creative Berhad, a public listed company at Kuala Lumpur Stock Exchange main board. He is also Managing Director to Agrofresh Holding Ltd. Prof. Wong, learned economics at Western Michigan University for undergraduate (BBA, 1996), Universiti Putra Malaysia for master (M.Econ. 1999), and Strathclyde Business School, University of Strtahclyde, UK for doctorate. (Ph.D. 2004). Prof. Wong was Post-doctorate Research Fellows at Peking University, China (No.1 in China). An international keynote speakers and with appearances at major international conference in Asia, and features in newspapers and TV news (with personal interview at Astro Awani, Berita, TV2 etc).

Professor Dr. HUANG Minxi (55) has special research and professional interest in in-depth profiling of new ideas, opportunities and challenges in network technology development in the era of digital economy. He holds two doctoral degrees and is Senior Economist, appointed Adjunct Professor at Institute of Politics and International Relations, Beijing Normal University. In addition, his international appointment includes Professor of National University of the Philippines and Adjunct Professor at Malaysian Hospitality College. Dr. Huang plays active roles in NGOs such as the Deputy Secretary General of Chinese Experts and Scholars Association, Vice President of the China Electronic Commerce Association and Senior Adviser to Hainan Vocational Education Institute. Professor Huang demonstrate its entrepreneurship ability, over the past 20 years, by leading two successful enterprises, General Counsel to Tongxiang Palm's Network Technology Co., Ltd. and Tongxiang Wuzhen PZ Points Software Development Co., Ltd.. Where both combined yearly turnover of USD100 million and manages over 100 employees in total.

Dato’ Antheny YAP Kit Chuan, in August 2016 at the age of 40, received his State honour from His Highness of Pahang State of Malaysia carrying the Dato’ title, in honouring his social and economic contribution. In 2013 Dato’ Antheny won the Top Brand Award for his mobile payment gateway solutions ventures and subsequently in 2016 ASEAN Most Recognised Brand Award in mobile business apps development. He was an entrepreneur since 18 years of age. Dato’ Antheny has a remarkable enterprises achievement and turns millionaire before the age of 30. He is now Executive Director and CEO to Asia Loyalty Corporation Pte Ltd (HK) with businesses in Information Technology, Education, Healthcare and Property Development. Dato’ Antheny have vast experience and knowledge in software development and payment gateway industry. In the past ten years, he has involved in the corporate environment, particularly in merger and acquisition and capital market.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1        Resignation and appointment of officer and directors.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 September 9, 2016

Fellazo Corp. /s/ Wong Kong-Yew —————————————— By: Wong Kong-Yew Title: President

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Resignation and appointment of officers and directors.

Exhibit 99.1

DIRECTORS RESOLUTIONS

OF

FELLAZO CORP.

 (the “Company”)

WHEREAS:

A.          Galina Hripcenco has consented to step down as an officer and as a Member of the Board of Directors of the Company.

B.          Wong Kong-Yew, as appointee of Purchaser, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

C.                Yap Kit Chuan, as appointee of Purchaser, has consented to act as the new Director of the Company.

D.                Huang Minxi, as appointee of Purchaser, has consented to act as the new Director of the Company.

BE IT RESOLVED THAT:

A.             Galina Hripcenco stepped down as an officer and as a Member of the Board of Directors of the Company.

B.           Wong Kong-Yew, as appointee of Purchaser, has consented to act as the new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

C.               Yap Kit Chuan, as appointee of Purchaser, has consented to act as the new Director of the Company.

D.               Huang Minxi, as appointee of Purchaser, has consented to act as the new Director of the Company.

Effective date: September 9, 2016

                                                                                                                /s/ Galina Hripcenco___

                                                                                                                Galina Hripcenco

                                                                                                                /s/ Wong Kong-Yew___

                                                                                                                Wong Kong-Yew

                                                                                                                /s/ Yap Kit Chuan_____

                                                                                                                Yap Kit Chuan

/s/ Huang Minxi_______

                                                                                                                Huang Minxi

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